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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 7, 2002

                               BCom3 Group, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                                 Incorporation)

             0-32649                                      364345638
     (Commission File Number)                 (IRS Employer Identification No.)

       35 West Wacker Drive                                 60601
           Chicago, IL
 (Address of Principal Executive                          (Zip Code)
             Offices)

                               (312) 220-1000
            (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5. Other Events.

     On March 7, 2002, Bcom3 Group, Inc. ("Bcom3") entered into two related merger agreements.

     The first merger agreement (the "First Step Agreement") is with Dentsu Inc. The First Step Agreement provides for a merger transaction (the "First Step Merger") pursuant to which (1) Dentsu will pay approximately $498.7 million to holders of Class A common stock of Bcom3, (2) Dentsu will receive additional shares of Class B common stock of Bcom3 and (3) the number of shares held by holders of Class A common stock will be correspondingly reduced.

     The second merger agreement (the "Publicis Merger Agreement") is with Publicis Groupe S.A. ("Publicis"). Under the Publicis Merger Agreement, Bcom3 and Publicis have agreed to combine through a merger transaction in which Bcom3 will become wholly-owned by Publicis (the "Publicis/Bcom3 Merger"). The closing of the Publicis/Bcom3 Merger is conditioned, among other things, on the closing of the First Step Merger. All of the stockholders of Bcom3, other than stockholders exercising dissenters' rights, will become entitled to receive ordinary shares of Publicis and the other merger consideration more fully described in the Publicis Merger Agreement.

     In connection with the Publicis Merger Agreement, Bcom3 entered into a support agreement (the "Support Agreement") with Mme. Elisabeth Badinter and Somarel S.A. pursuant to which these parties have agreed to vote their Publicis shares, representing in the aggregate about 45% of the voting power of all Publicis shares, in favor of the Publicis Merger Agreement and the transactions contemplated thereby. Similarly, Publicis entered into support agreements with Dentsu Inc. and certain other key shareholders of Bcom3 pursuant to which these parties have agreed to vote their Bcom3 shares, representing in the aggregate about 31% of the voting power of all Bcom3 shares, in favor the Publicis Merger Agreement and the transactions contemplated thereby.

         A copy of the Publicis Merger Agreement and the Support Agreement are attached hereto as Exhibit 2.1 and Exhibit 9.1, respectively, and the joint press release issued on March 7, 2002 is listed as Exhibit 99.1. The First Step Agreement is included as Exhibit A to the Publicis Merger Agreement. Each of these exhibits is incorporated by reference into this Item 5, and the foregoing description is qualified in its entirety by reference to these exhibits.

     Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
 Number                                Description
-------                                -----------
   2.1 Agreement and Plan of Merger dated as of March 7, 2002 among Publicis Groupe S.A., Philadelphia Merger Corp., Philadelphia Merger LLC and Bcom3 Group, Inc.

   9.1 Support Agreement dated as of March 7, 2002 between Bcom3 Group, Inc., on the one hand, and Somarel and Elisabeth Badinter, on the other hand.

  99.1 Press Release (incorporated by reference to the Soliciting Material filed by Bcom3 Group, Inc. on March 7, 2002 pursuant to Rule 14a-12 under the Securities Exchange Act of 1934)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BCom3 Group, Inc.


Date: March 14, 2002                         By /s/ Eileen Kamerick
                                                ---------------------------
                                                Name:  Eileen Kamerick
                                                Title: Executive Vice President
                                                       & Chief Finanical Officer